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                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549


                          --------------------


                               FORM 8-K


                            CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) December 13,
1995


                    Commission File Number:  1-1511


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                       FEDERAL-MOGUL CORPORATION
         (Exact name of registrant as specified in its charter)


     Michigan                                    38-0533580
(State or other jurisdiction of          (I.R.S. Employer I.D. No.)
incorporation or organization)


26555 Northwestern Highway, Southfield, Michigan         48034
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number including area code:  (810) 354-7700





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              INFORMATION TO BE INCLUDED IN REPORT



ITEM 5.  OTHER EVENTS.


     On December 13, 1995, Federal-Mogul Corporation (the "Company") issued a press release announcing a special after-tax charge totaling of approximately $52 million in the fourth quarter in connection with announced actions to enhance shareholder value, including the sale of certain non-strategic assets and measures to reduce expenses and improve productivity. Offsetting a portion of the charge is an after-tax gain of approximately $10 million from the sale of the Company's interest in Westwind Air Bearings Ltd. The combined impact of these actions is approximately $42 million or $.99 per share.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


 28.1    Press Release, dated December 13, 1995, issued by the
         Company (filed herewith as EX-99 and incorporated herein by reference).


                             SIGNATURE


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


FEDERAL-MOGUL CORPORATION


   (Michael J. Viola)

By:-----------------------------------
   Michael J. Viola
   Vice President, Controller
     and Treasurer


Dated as of December 21, 1995



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                                 EXHIBIT INDEX



S-K Item 601 No.                        Document


     28.1           Press Release, dated December 13, 1995 of
                    Federal-Mogul Corporation (filed herewith as
                    EX-99 and incorporated herein by reference).